Exchangeable bonds	12 Months Ended
Mar. 31, 2026
Debt Disclosure [Abstract]
Exchangeable bonds
24.
Exchangeable bonds

In July 2025, the Company issued HKD denominated zero coupon exchangeable bonds referencing the ordinary shares of Alibaba Health Information Technology Limited (“Alibaba Health”), a subsidiary of the Company in which the Company holds approximately 64% of equity interest for an aggregate principal amount of approximately HK$12 billion (approximately RMB11 billion) due on July 9, 2032 (the “2025 Exchangeable Bonds”). The ordinary shares of Alibaba Health are listed on the Hong Kong Stock Exchange (“AH Shares”). The 2025 Exchangeable Bonds are unsecured and unsubordinated obligations of the Company and are listed on the Vienna MTF operated by the Vienna Stock Exchange.

The 2025 Exchangeable Bonds may be exchanged into the AH Shares, at the option of holders, at any time prior to the maturity date at an initial exchange rate of approximately 160,513.6 AH Shares per HK$1,000,000 principal amount.

The initial exchange rate is subject to adjustment in some events such as dividend distribution by Alibaba Health. In addition, in a relevant event such as the delisting of AH Shares occurring prior to the maturity date or following the Company’s delivery of a notice of redemption, the Company will increase the initial exchange rate, which shall not exceed approximately 237,529.7 AH Shares per HK$1,000,000 principal amount, for a holder who elects to exchange its bonds in connection with such a relevant event or such notice of redemption. Such make-whole adjustment is subject to the same adjustments as the initial exchange rate noted above. Upon exchange, the Company will pay or deliver, at its election, cash, AH Shares, or a combination of cash and AH Shares.

As of March 31, 2026, the exchange rate for the 2025 Exchangeable bonds remained unadjusted at its initial exchange rate.

The Company may redeem for cash all but not part of the 2025 Exchangeable Bonds in the event of certain tax law changes, or at any time if less than 10% of the aggregate principal amount of the 2025 Exchangeable Bonds originally issued remains outstanding. The Company may also redeem for cash all or part of the 2025 Exchangeable Bonds on or after July 9, 2030, provided that the AH Shares price has been at least 130% of the then effective exchange price for a specific period of time. The redemption price will be equal to the principal amount of the bonds being redeemed.

Holders have the right to require the Company to repurchase for cash all or part of the 2025 Exchangeable Bonds on July 9, 2030, or in a relevant event, subject to certain conditions. The repurchase price will be equal to the principal amount of the bonds being repurchased.

In connection with the issuance of the 2025 Exchangeable Bonds, the Company entered into a stock borrowing and lending arrangement with an affiliate of one of the bookrunners (the “Borrower”), pursuant to which the Company has committed to lending a certain number of AH Shares, which shall not exceed the number of AH Shares exchangeable under the 2025 Exchangeable Bonds, to the Borrower to facilitate hedging activities of certain bondholders. If a termination event occurs and the Borrower is unable to deliver the AH Shares due to legal restrictions, force majeure, or market disruption, cash settlement by the Borrower would be required. As of March 31, 2026, the fair value of the outstanding AH Shares lent under the arrangement was HK$4,442 million (RMB3,914 million).

For the year ended March 31, 2026, losses of RMB22 million arising from changes in the fair value of the 2025 Exchangeable Bonds and the stock borrowing and lending arrangement were recorded in the consolidated income statements.